Registration No. ________
                                                                ICA No. ________

    As filed with the Securities and Exchange Commission on February 13, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                        /X/

                           Pre-Effective Amendment No. ______         / /
                          Post-Effective Amendment No. ______         / /

                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                    /X/

                                  Amendment No. ______                / /
                        (Check Appropriate Box or Boxes)

                               Questar Funds, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           The Hauppauge Corporate Center
                           150 Motor Parkway
                           Hauppauge, New York 11788
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (516) 951-0500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                  Michael Miola
                               Questar Funds, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
--------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                             Thomas R. Westle, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                               New York, NY 10022

                 As soon as practicable after the effective date
--------------------------------------------------------------------------------
                 (Approximate Date of Proposed Public Offering)

                          Shares of Beneficial Interest
--------------------------------------------------------------------------------
                     (Title of Securities Being Registered)



662389.4

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     It is proposed that this filing will become effective (check appropriate box):

/  / immediately upon filing pursuant to paragraph (b).
/  / on (date) pursuant to paragraph (b).
/  / 60 days after filing pursuant to paragraph (a)(1).
/  / on (date) pursuant to paragraph (a)(1).
/  / 75 days after filing pursuant to paragraph (a)(2).
/  / on (date) pursuant to paragraph (a)(2) of Rule 485.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



662389.4

                               QUESTAR FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-1A

              Cross Reference Sheet for Items Required by Form N-1A


Item No.          Caption in Prospectus
--------          ---------------------

     1            Cover page
     2            Transaction and Operating Expense Table
     3            Not Applicable
     4            General Information; Investment Objectives and Policies
     5            Management
     5A           Not applicable
     6            General Information; How to Purchase Shares
     7            How to Purchase Shares; Valuation of Shares
     8            How to Redeem Shares; Valuation of Shares
     9            Not applicable


                  Caption in Statement of Additional Information
                  ----------------------------------------------

     10           Cover page
     11           Table of Contents
     12           Not applicable
     13           Investment Objectives, Policies and Restrictions
     14           Trustees and Executive Officers
     15           Ownership of Common Stock
     16           Investment Advisory and Other Services
     17           Portfolio Transactions and Allocation of Brokerage
     18           Ownership of Common Stock
     19           Net Asset Value and Public Offering Price; Redemption
                  of Shares
     20           Taxation
     21           Investment Advisory and Other Services
     22           Performance Comparisons
     23           Financial Statements









662389.4

                               QUESTAR FUNDS, INC.
                       WELLIVER ROTHSCHILD(TM) APOLLO FUND
                       WELLIVER ROTHSCHILD(TM) GEMINI FUND

The Welliver Rothschild Apollo Fund (the "Apollo Fund") and the Welliver Rothschild Gemini Fund (the "Gemini Fund") are series of Questar Funds, Inc. (the "Company"), a Maryland corporation. The investment objective of the Apollo Fund is to provide shareholders with capital appreciation and income using a value dividend approach. The investment objective of the Gemini Fund is to provide shareholders with high current income and total return, with minimum fluctuation of principal value and moderate liquidity by investing in a portfolio consisting of stocks, bonds and money market instruments.

Each Fund is sold subject to an initial sales load of up to 4.50% and has adopted a distribution and service plan under which each Fund pays distribution fees equal to 0.25% of each Fund's average daily net assets and shareholder servicing fees equal to 0.25% of each Fund's average daily net assets.

This Prospectus, dated _________, 1998, concisely describes the information about each of the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

A Statement of Additional Information ("SAI") about the Funds, dated , 1998, is available free of charge. The address of the Company is Questar Funds, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone (516) 951-0500. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                   OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.






Welliver Rothschild(TM) is the trademark of D. B. Welliver & Co. Incorporated.





662389.4
                                        1

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                                  INTRODUCTION


     Each of the Welliver Rothschild Apollo Fund and the Welliver Rothschild Gemini Fund have been organized as series of Questar Funds, Inc. (the "Company"). The Company is an open-end management investment company, the shares of which may be offered in additional series. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

The Investment Adviser

     Each Fund is managed by Welliver Rothschild Investment Advisers, Inc. (the "Adviser"). Each Fund will pay the Adviser, on a monthly basis, a fee for managing its investment portfolio equal to 0.75% of such Fund's average daily net assets. The Adviser may voluntarily waive some or all of its fees. See "Management-Investment Adviser."

The Distributor

     ADS Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc. ("ADS"), the Funds' Administrator, serves as Distributor of each Fund's shares. See "Distribution of Fund Shares."

Offering Price

     Shares of each Fund are sold at their respective net asset values per share next determined, plus any applicable sales load of up to 4.50%. See "How to Purchase Shares."

Minimal Investments

     The minimum initial investment for each Fund is $1,000. See "How to Purchase Shares."

Redemption Price

     Shares of each Fund may be redeemed at any time at their net asset value next determined after a redemption request is received and accepted by the Distributor. Each Fund reserves the right, upon 30 days' written notice, to redeem your account if the net asset value of the shares in your Fund account falls below $500. See "How to Redeem Shares."




662389.4
                                        2

Certain Risk Factors to Consider

     There can be no assurance that each Fund will achieve its investment objective. As set forth in detail under "Investment Objective and Policies," an investment in each Fund is subject to certain risks and each Fund may engage in the use of certain specified investment policies and techniques which involve certain special risks.

Shareholder Inquiries

     Any questions or communications regarding the Funds or a shareholder account should be directed to ADS, to the attention of the specific Fund, at
(516) 951-0500.




662389.4
                                        3

                     TRANSACTION AND OPERATING EXPENSE TABLE


                                                   Apollo           Gemini
                                                   Fund              Fund
SHAREHOLDER TRANSACTION FEES:
Maximum Sales Load Imposed on Purchases (as        4.50%            4.50%
a percentage of the offering price)
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Advisory Fees (1)                                  0.75%            0.75%
Rule 12b-1 Fees                                    0.25%            0.25%
Other Expenses (2)(3)                              1.25%            1.25%
Total Estimated Fund Operating Expenses (3)        2.50%            2.50%

EXAMPLE:
You would pay the following             1 year
expenses on a $1,000                    3 years
investment, assuming a
5% annual return and
redemption at the end of
each time period:

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in each Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and uses a 5% annual rate of return as required by SEC regulations.

     Neither the 5% rate of return nor the expenses shown above should be considered indications of past or future returns and expenses. Actual returns and expenses may be greater or less than those shown.

-----------------------

(1)  The Adviser may, in its discretion, waive some or all of its advisory fees.
(2) Other Expenses include administrative and transfer agency fees as well as shareholder servicing fees.
(3) Other Expenses and Total Estimated Fund Operating Expenses are based on estimated amounts assuming net assets of $ in each Fund.



662389.4
                                        4

                        INVESTMENT OBJECTIVE AND POLICIES

     Each Fund's investment objective is fundamental and may not be changed without approval of the Fund's shareholders. The investment policies employed in furtherance of each Fund's objective are not fundamental and may be changed or eliminated by the Company's Board of Directors. Each Fund has also adopted investment restrictions, some of which are fundamental and may not be changed without shareholder approval, and some of which are not fundamental and may be changed by the Company's Board of Directors. See "Investment Objective, Policies and Restrictions" in the SAI.


WELLIVER ROTHSCHILD APOLLO FUND

Investment Objective

     The Apollo Fund seeks to provide investors with capital appreciation and current income using a value dividend approach. The Fund is designed for investors seeking a diversified portfolio offering the opportunity for capital appreciation while also providing current income. The Apollo Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

Investment Policies

     The Apollo Fund invests primarily in common stocks that offer potential for capital appreciation, current income, or both. The Apollo Fund may also purchase corporate bonds, notes and debentures, preferred stocks, convertible securities (both debt securities and preferred stocks) or U.S. Government securities, if the Adviser determines that their purchase would help further the Fund's investment objective. The types of securities held by the Apollo Fund may vary from time to time in light of the Fund's investment objective, changes in interest rates, and economic and other factors. The Apollo Fund may also hold a portion of its assets in cash or money market instruments.

     The Adviser will utilize both fundamental and technical analysis in managing the assets of the Apollo Fund. Bottom-up research is the primary tool used by the Adviser in locating equity bargains worldwide. The Adviser will also utilize other analysis in managing the assets of the Apollo Fund such as net return on equity, low P.E. ratios, quality management, net present value, intrinsic value, profit analysis and momentum



662389.4
                                        5
investing. The Apollo Fund will invest primarily in liquid securities of medium to large capitalization companies that pay an above-average relative historical yield or have a greater dividend yield growth. There is no predetermined percentage of the Apollo Fund's assets that will be invested in such securities; however, the Adviser reserves the right to invest 25% or more of the Fund's assets in the securities of small capitalization companies, aggressive growth stocks, restricted securities and the stocks of emerging growth companies when the Adviser believes that making such investments will add value and, as a result, be advantageous to the Apollo Fund and its shareholders.

     The Apollo Fund will not concentrate in any one industry or market sector. The Adviser, however, believes that utilizing an active sector or industry grouping approach is important; therefore, the Apollo Fund may, from time to time, invest up to but no more than 25% of its assets in the securities of issuers in the same market sector.

     At times the Adviser may determine that conditions in the securities markets make pursuing the Apollo Fund's investment objective inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative defensive policies primarily designed to reduce fluctuations in the value of Fund assets by investing up to 100% of the Fund's assets in debt securities or preferred stocks, or any other securities the Adviser considers consistent with such defensive policies. It is impossible to predict when, or for how long, these alternative defensive policies will be used.


WELLIVER ROTHSCHILD GEMINI FUND

Investment Objective

     The Gemini Fund seeks to provide investors with high current income and total return, with minimum fluctuation of principal value and moderate liquidity by investing in a portfolio consisting of stocks, bonds and money market instruments. The Adviser generally will manage the Gemini Fund so that the Fund has a maximum fixed income exposure of 70% and a maximum equity exposure of 30%. The Gemini Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.






662389.4
                                        6

Investment Policies

     The Gemini Fund may invest in debt securities, including both intermediate U.S. Government and corporate obligations, preferred stocks and growth stocks. Intermediate securities generally have a maturity of 5-10 years. The Gemini Fund may also hold a portion of its assets in cash or money market instruments.

     At times the Adviser may determine that conditions in the securities markets make pursuing the Gemini Fund's investment objective inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative defensive policies, primarily designed to reduce fluctuations in the value of Fund assets by investing without limit in money market instruments and in U.S. Government or agency obligations, or in any other securities the Adviser considers consistent with such defensive policies. It is impossible to predict when, or for how long, these alternative strategies would be used.


Types of Investments

      Foreign Investments

     Each of the Apollo Fund and the Gemini Fund may invest up to 35% of its assets in securities principally traded in foreign markets in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issues (collectively, "Depositary Receipts"). Each Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Each Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its assets (at the time of investment). Each of the Apollo Fund and the Gemini Fund may also purchase Eurodollar certificates of deposit without regard to the 35% limit. Since foreign securities are normally denominated and traded in foreign currencies, the values of each Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.




662389.4
                                        7

     The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of Fund assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

     Legal remedies available to investors in certain foreign countries may be limited. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

     The risks described above are typically increased for investments in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

     Each Fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options. For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and Options Portfolio Strategies." The SAI also contains information concerning these transactions.

     The decision as to whether and to what extent the Apollo Fund or the Gemini Fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of each Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund will engage in foreign currency exchange transactions at any given time or from time to time.

     A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the SAI.





662389.4
                                        8

     Investments In Fixed-Income Securities and Risk Factors

     The Apollo Fund may invest up to 25% of its net assets in higher-rated, investment grade and lower-rated fixed-income securities, and is not subject to investment limitations based on credit ratings. Like those of other fixed-income securities, the values of lower-rated fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of Fund assets. Conversely, during periods of rising interest rates, the value of Fund assets will generally decline. The values of lower-rated securities generally fluctuate more than those of higher-rated or investment grade securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major risk exposure to adverse conditions.

     The Gemini Fund will invest at least 75% of the 70% of its net assets to be invested in fixed-income securities in medium to high-quality fixed income securities. The Gemini Fund will not invest more than 25% of the 70% of its assets in issues considered not to be investment grade, i.e., with a ranking of "A" or less by a nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities determined by the Adviser to be of comparable quality.

     The foregoing investment limitations will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser will use the highest rating assigned by any agency. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to this prospectus.

     The market value of each Fund's investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of fixed-income securities and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of a Fund's portfolio securities will not affect interest income derived from such securities but will affect the Fund's net asset value.




662389.4
                                        9

     The securities in the lower rating categories are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and each Fund may as a result find it more difficult to determine the fair value of such securities. The Adviser seeks to minimize the risks of investing in non-investment grade securities through careful investment analysis. When a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rating categories. Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in non-investment grade securities before making an investment.

     Each Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will consider such reduction in its determination of whether a Fund should continue to hold the security in its portfolio.

     Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     Certain investment grade securities in which the Funds may invest share some of the risk factors discussed above with respect to non-investment grade securities. For additional information concerning the risks associated with investing in securities in the non-investment grade categories, see the SAI.

     Each Fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly,



662389.4
                                       10
such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

     Even though such bonds do not pay current interest in cash, each Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     Investments In Premium Securities

     At times, the Gemini Fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Gemini Fund does not amortize the premium paid for these securities in calculating its net investment income for tax purposes. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).

     During a period of declining interest rates, many of the Gemini Fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of Fund shares. As a result, an investor who purchases Fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Gemini Fund, investors may find it useful to compare the Fund's current dividend rate with its "yield," which is computed on a yield-to-



662389.4
                                       11
maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

     Futures and Options Portfolio Strategies

     The Apollo Fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Apollo Fund enters into and terminates an index futures transaction, the Fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the Apollo Fund may buy and sell call and put options on index futures or stock indexes. The Apollo Fund may engage in index futures and options transactions for hedging purposes and for non-hedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment. The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses. Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the Fund, of the underlying stock index and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on the Adviser's ability to forecast market movements correctly.


      The Gemini Fund may engage in a variety of transactions involving the use of options and futures contracts. The Gemini Fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate changes. For example, if the Adviser expected interest rates to increase, the Gemini Fund might sell futures contracts on U.S. Government securities. If rates were to increase, the value of the Fund's fixed-income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts. The Gemini Fund may also purchase and sell call and put options on futures contracts or on securities the Fund is permitted to purchase directly in addition to or as an alternative to purchasing and selling futures contracts. The Gemini Fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment.




662389.4
                                       12

     Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the Gemini Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Options on certain U.S. Government securities are traded in significant volume on securities exchanges. However, other options which the Gemini Fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Gemini Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Gemini Fund's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.

     The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by a Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

     Each Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements.

     Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions. A more detailed explanation of index futures and options transactions, including the risks associated with them, is included in the SAI.


     Mortgage-Backed and Asset-Backed Securities

     The Gemini Fund may invest a portion of its assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent



662389.4
                                       13
participations in, or are secured by, mortgage loans and include: certain securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

     Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Gemini Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.

     The Gemini Fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     Prepayment risk. Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

     Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value



662389.4
                                       14
during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Gemini Fund.

     At times, some of the mortgage-backed and asset-backed securities in which the Gemini Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Gemini Fund to experience a loss equal to any unamortized premium.

     Collateralized Mortgage Obligations. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Gemini Fund.

     Stripped mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Gemini Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Gemini Fund may fail to recoup fully its initial investment in these securities. Conversely,



662389.4
                                       15

POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Gemini Fund's ability to buy or sell those securities at any particular time.

Portfolio Turnover

     The length of time the Apollo Fund or the Gemini Fund has held a particular security is not generally a consideration in investment decisions. As a result of each Fund's investment policies, under certain market conditions, particularly in periods of volatile markets, its portfolio turnover rate may be higher than that of other mutual funds. In general, however, the Apollo Fund's portfolio turnover rate is expected to range from 50% to 150% and the Gemini Fund's portfolio turnover rate is expected to range from 50% to 250%. Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may also result in realization of taxable capital gains, some or all of which may be short-term capital gains not eligible for favored tax treatment.

Diversification

     Each of the Apollo Fund and the Gemini Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, (a) each Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of its total assets is not subject to this restriction. To the extent the Apollo Fund or the Gemini Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

     Certain of the instruments in which the Apollo Fund or the Gemini Fund may invest, such as options and forward contracts,



662389.4
                                       16
are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Other Investment Practices

     Securities lending. Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions must be fully collateralized at all times with cash and short-term debt obligations. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Each Fund may also enter into repurchase agreements.

     Repurchase Agreements. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreement transactions with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.




662389.4
                                       17

     When-Issued Securities and Forward Commitment Agreements. Each Fund may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later). When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Each Fund will limit when-issued or forward commitment transactions to 30% of its net assets.

     Roll Transactions. Each Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls," "cash and carry," or financing transactions. Each Fund will limit roll transactions to 30% of its net assets.

     Put Options. To help assure appropriate liquidity, each Fund may acquire securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, commonly known as a put option, may be sold, transferred or assigned only with the underlying security.

     Illiquid Securities. Each Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.

     "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933. Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered. In 1990, however, the SEC adopted Rule 144A, which provides a safe harbor exemption from the registration requirements for resales of restricted securities to "qualified institutional buyers," as



662389.4
                                       18
defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. Each Fund may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company.

     Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.


                                   MANAGEMENT

Board of Directors

     The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

Investment Adviser

     Welliver Rothschild(TM) Investment Advisers, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Company to act as each Fund's investment adviser subject to the authority of the Board of Directors. Mr. David Welliver will be responsible for the overall management of each Fund's portfolio.

     It is expected that the Adviser may also act as the investment adviser for certain future series of the Company. The Adviser also serves as investment adviser to various other investors, including pension and profit-sharing funds, corporate funds and individuals. The Adviser has not served as an investment adviser to any mutual funds prior to the Funds. As of December 31, 1997, the Adviser rendered investment advice and consulting services regarding approximately $290,000,000 of assets. The Adviser is wholly-owned by David B. Welliver, the Chairman and President of the Company. Other entities owned or controlled by Mr. Welliver are involved in various aspects of the financial services industry. The address of the Adviser is First National Bank Building, 332 Minnesota St., W-1072, St. Paul, MN 55101.



662389.4
                                       19

     The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

     Under the Investment Advisory Agreements, each of the Apollo Fund and the Gemini Fund pay the Adviser a monthly advisory fee equal on an annual basis to 0.75% of its average daily net assets. The Adviser may, from time to time, voluntarily waive a portion of its fees.

Code of Ethics

     The Company and the Adviser have adopted a Code of Ethics, which restricts personal investing practices by employees of the Adviser and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in each Fund's portfolio obtain preclearance before executing personal trades. With respect to Mr. Welliver and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of each Fund and its shareholders come before the interests of the people who manage each Fund.

Portfolio Transactions and Brokerage Commissions

     Portfolio transactions for each of the Apollo Fund and the Gemini Fund will generally be executed with broker-dealers on an agency basis. The Adviser will be responsible for placing all orders for purchases and sales of each Fund's securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to each of the Funds as well as to the Adviser and its affiliates. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of each Fund's shares (and of other future series of the Company) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for a Fund that are executed on an agency basis may be effected through the



662389.4
                                       20

Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.

Administrator

     The Administrator for each Fund is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver, Tampa and Bermuda. The Administrator also provides turnkey software system solutions to several institutional mutual fund groups and approximately $13 billion is processed through the Administrator's systems annually.

     Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Fund's Board of Directors.

Administrator's Fees

     For the services rendered to each Fund by the Administrator, such Fund pays the Administrator a monthly fee which is based on the Fund's average net assets. If the Fund's average net assets are: less than $10 million, the Administrator's fee is $1,500 per month; between $10 and $20 million, the Administrator's fee is $1,750 per month; and in excess of $20 million, the Administrator receives $2,000 per month or 0.20% of each Fund's average daily net assets, whichever is greater. Each Fund also pays the Administrator for any out-of-pocket expenses. In addition, the Administrator serves as each Fund's transfer agent and performs fund accounting services for which it is paid separately. For additional information, see "Custodian, Transfer Agent and Dividend Agent."

     Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable by the Board of Directors of the Company, the Adviser or the Administrator, respectively, on sixty days' written notice. The Investment Advisory Agreement will terminate automatically in the event of an "assignment" as defined by the Investment Company Act. The Administrative Service Agreement, however, may be assigned provided the non-assigning party provides prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of



662389.4
                                       21

Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Administrator, respectively, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Distributor

     ADS Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as distributor for each Fund's shares. The Distributor will be entitled to receive a distribution fee equal to 0.25% of each Fund's average daily net assets under the terms of each Fund's Distribution and Service Plan. The Distributor will pay the promotional and advertising expenses related to the distribution of each Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of each Fund's shares. It is expected that the Distributor will use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of each Fund's shares. See "Management of Fund" in the SAI.

     Each Fund will also pay the Distributor a shareholder servicing fee for servicing such Fund's shareholder accounts and for providing other related services to such Fund. The shareholder servicing fee is accrued daily and paid monthly at an annual rate equal to 0.25% of each Fund's average daily net assets. The Distributor may use all or a portion of this fee to make payments to sales representative of the Distributor and broker-dealers which have entered into sales agreements with the Distributor and which provide certain shareholder services to their clients who are shareholders in the Funds.

     The Adviser and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares Purchase Price." Further information regarding the Distribution and Service Plan is contained in the SAI.

Expenses




662389.4
                                       22

     Each Fund pays certain operating expenses directly, including, but not limited to custodian, audit, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering each Fund's shares for sale under federal and state securities laws. See the SAI for a more detailed discussion of independent director compensation.


                             HOW TO PURCHASE SHARES

General Purchase Information

     The minimum initial investment in each Fund is $1,000. Each Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. Each Fund's shares may be purchased at their public offering price, plus any applicable sales load (see below) from the Distributor, from other broker-dealers who are members of the NASD and certain financial institutions who have selling agreements with the Distributor.

     When orders are placed for shares of a Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus any applicable sales load. If an order is placed with the Distributor, other broker-dealer, or financial institution, the broker-dealer or other financial institution is responsible for promptly transmitting the order to the appropriate Fund.

     Shares of the Funds may be purchased by opening an account either by mail or by phone. Shares are deemed to be purchased as of the time of determination of each Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form and accepted by the Fund or the Distributor.

     Investors may make systematic investments in fixed amounts automatically on a monthly basis through each Fund's Automatic Investment Plan. Additional information is available from the Distributor.

Purchases By Telephone

     To open an account by telephone, you must first call (516)951-0500 to obtain an account number and instructions. Information concerning the account will be taken over the phone.



662389.4
                                       23

Subject to acceptance by the Distributor, shares of each Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to The Chase Manhattan Bank from your bank which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for purposes of wiring your investment:

               The Chase Manhattan Bank
               Huntington, New York
               ABA# 021000021
               Account# _______________
               F/B/O (name of Fund)

               Fund Acct. No. ____________________

You are required to mail a signed application to the Transfer Agent at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Distributor or the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

Purchases by Mail

     Subject to acceptance by the Fund's Distributor, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check (subject to each Fund's minimum investment) payable to:

               (Name of Fund)
               c/o American Data Services, Inc.
               P.O. Box 5536
               Hauppauge, N.Y. 11788-0132

     Subject to acceptance by the Fund's Distributor, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Fund next determined, plus any applicable sales load, after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve
Bank) before acceptance by the Fund's Distributor. In



662389.4
                                       24
the event that there are insufficient funds to cover a check, such prospective investor or investor will be assessed a $15.00 charge.

Additional Investments

     Additional investments may be made at any time (subject to the minimum subsequent investment of $100) by purchasing shares of the particular Fund at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Purchases by Mail" (payable to (Name of Fund) or by wiring monies to the clearing bank as outlined above with which the shareholder has an account and which is a member of the Federal Reserve system with instructions to transmit Federal funds by wire to the appropriate Fund.

Other Purchase Information

     Investors should be aware that the account application for each Fund contains provisions in favor of the Company, the Fund, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

     The purchase price paid for shares of each Fund is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge. See "Net Asset Value" herein. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Shares of each Fund are sold on a continuous basis with a maximum front-end sales charge of 4.50% of the net asset value per share. Volume discounts are provided for both initial purchase and for additional purchases. See "Reduction or Elimination of Sales Loads" herein. Each Fund reserves the right to reject any subscription for shares.

     Each Fund must receive an order and payment by the close of business for the purchase to be effective. If funds are received after the close of business, the purchase will become effective on the next business day.

     All purchases of each Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.



662389.4
                                       25

The Funds will not issue stock certificates evidencing Fund shares.

     Shares of each Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of a Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Funds do not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

                     REDUCTION OR ELIMINATION OF SALES LOADS

Volume Discounts

     Volume discounts are provided if the total amount being invested in shares of a Fund reach the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all share purchases of a Fund. Volume discounts are also available to investors making sufficient additional purchases of Fund shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in a Fund, the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares worth [$70,000] at the current offering price and purchases an additional [$5,000] worth of shares, the sales charge applicable to the new purchase would be that applicable to the [$75,000 to $149,999] bracket in the sales load schedule provided below.


                                                                                       Amount of sales
                                                                                       charge reallowed
                                                                                        to dealers as a
                                                       Sales Charge as a % of             percent of
Amount of Purchase             Sales Charge              Net Amount Invested            offering price
------------------------------------------------------------------------------------------------------
[$25,000-74,999                    4.50%                      --%                            --
$75,000-149,999                    --%                        --%                            --




662389.4
                                       26

$150,000 and over]                 0                          0                              0


Letter of Intent

     Any investor may sign a Letter of Intent, available from each Fund, stating an intention to make purchases of Fund shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Fund shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Fund shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Purchases At Net Value

     There is no initial sales charge for "Qualified Persons." "Qualified Persons" is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer or any registered investment adviser who has



662389.4
                                       27
executed a valid and currently active selling agreement with the Distributor.



                              HOW TO REDEEM SHARES

General Redemption Information

     You may redeem all or a portion of your shares on any day that a Fund values its shares (please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in good form as explained below. The net asset value of each Fund will fluctuate on a daily basis.

     To redeem your shares, you may either contact the Distributor or your broker-dealer or financial institution with an oral request or send a written request directly to the Transfer Agent. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $2,500. Please contact the Transfer Agent or refer to the SAI for more details.

     Shares of each Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by each Fund.

By Mail

     Each Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to (Name of Fund), c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, N.Y. 11788-0132.

     Requests in "good order" must include the following documentation:




662389.4
                                       28

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b)  any required signature guarantees (see "Signature Guarantees" below);
          and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees

     To protect shareholder accounts, each Fund and its Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at (516) 951-0500 for further details.

By Telephone

     Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, each Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and each shareholder, and not the Fund or its Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent



662389.4
                                       29
instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Payment of Redemption Proceeds

     After your shares have been redeemed, proceeds will normally be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days from the purchase date).

Involuntary Redemption

     Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

     We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you.




662389.4
                                       30

Automatic Investment Program

     You may arrange to make additional automated purchases of shares of each Fund. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact the Distributor, or your broker-dealer, financial institution or the Transfer Agent to obtain authorization forms or for additional information.

Telephone Transaction Privileges

     If you hold your shares in an account with your broker-dealer, financial institution or at the Transfer Agent, you may authorize telephone privileges by completing the required form. Please contact your broker-dealer, financial institution or the Transfer Agent for an application or for more details. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach a Fund by telephone, you should contact your broker-dealer, financial institution or issue written instructions to the Transfer Agent at the address set forth herein. See "Management - Transfer Agent, Dividend Disbursing Agent and Custodian." Each Fund reserves the right to suspend or terminate their telephone services at any time without notice.

Exchange Privileges

     You can exchange your shares of the Apollo Fund or the Gemini Fund for shares of the other Fund at net asset value. To exchange your shares, simply complete an Exchange Authorization Form and send it to the Fund's Transfer Agent. The form is available from the Fund or the Transfer Agent. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. The exchange privilege is not available if you were issued certificates for shares that remain outstanding.


     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances when the Adviser or the Board of Directors believe doing so would be in the best interests of a Fund, each Fund reserves the right to revise or terminate the exchange



662389.4
                                       31
privilege, limit the amount or number of exchanges or reject any exchange. Consult the Fund before requesting an exchange.

Tax-Qualified Retirement Plans

     Each Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     / / Individual Retirement Accounts ("IRAs"), Simple IRAs and Roth IRAs; / / 403(b) plans for employees of public school systems and non-profit organizations; or
     /  / 401(k) Plans;
     / / Profit-sharing plans and pension plans for corporations and other employees.

     You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

Confirmation of Transactions and Reporting of Other Information

     Each Fund will mail you confirmations of all purchases or redemptions of shares of such Fund. If there is no activity in your Fund account, you will receive account statements on a quarterly basis. This information will be provided to you from either the Distributor, your broker-dealer, financial institution or the Transfer Agent. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semi-annual reports that list securities held by such Fund and include the then current financial statements of such Fund.


                           DIVIDENDS AND DISTRIBUTIONS

     Each of the Apollo Fund and the Gemini Fund expects to distribute any net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     As a shareholder in a Fund, you can choose from three distribution options:

     o    Reinvest all distributions in additional shares;

     o    Receive distributions from net investment income in



662389.4
                                       32
          cash while reinvesting capital gains distributions, if any, in additional shares; or

     o    Receive all distributions in cash.

     You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the Fund in which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional shares promptly following the quarter in which the reinvestment occurs.

     If a check representing a Fund distribution is not cashed within a specified period, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by a Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund or in another Fund.


                               VALUATION OF SHARES

     Each Fund computes its net asset value (or price per share) on each day the NYSE is open for business. The calculation is made as of the regular close of the Exchange (currently 4:15 p.m., New York time).

     Portfolio securities for which market quotations are readily available are valued at market value. Long-term corporate bonds and notes, for which market quotations are not considered readily available, are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     Short-term investments held by each Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.




662389.4
                                       33

                          DISTRIBUTION AND SERVICE PLAN

     Each Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of each Fund for providing servicing to their clients ("shareholder servicing"), which is subject to a maximum service fee of 0.25% per annum of each Fund's average daily net assets. The Plan also provides that the Distributor is paid a fee equal to 0.25% of each Fund's average daily net assets, on an annual basis, to enable it to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are shareholders of the Fund (each a "broker-dealer") for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

     Each shareholder servicing agent will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.




662389.4
                                       34

     The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Fund's shares;
(iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii) or (iv) above.

     Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

     The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of



662389.4
                                       35
securities. However, it is each Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to each Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by a Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations must be in a form satisfactory to the Company's Board of Directors. In addition, each Plan requires each Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by a Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


                                   TAX STATUS

     Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve the Fund of any federal income tax liability. Each Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

     Distributions by a Fund are generally taxable to shareholders as ordinary income. Interest income from direct investment by noncorporate taxpayers in United States Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends



662389.4
                                       36
attributable to such income. Shareholders are encouraged to consult their tax advisers concerning this matter.

     A sale of Fund shares is a taxable event that may result in a capital gain or loss.

     For a more detailed discussion of the federal income tax consequences of investing in shares of a Fund, see "Taxation" in the Statement of Additional Information. Before investing in a Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.


                             PERFORMANCE COMPARISONS

     Advertisements and other sales literature may refer to a Fund's yield or effective yield and, with respect to each Fund's total return. Yield is computed separately for each Fund. All such yield quotations are based upon historical earnings and are not intended to indicate future performance.

     The yield for each Fund is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the Fund on the last day of that period.

     For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

     The total return for the one, five and ten-year periods (or for the life of a Fund until a Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in each Fund invested at the public offering price, plus any applicable sales load. Total return may also be presented for other periods.

     All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition and Fund operating expenses. Investment performance also often reflects the risks associated with each



662389.4
                                       37

Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles.

     Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

     For additional information regarding comparative performance information and the calculation of yield, effective yield and total return see "Performance Comparisons" in the SAI.


                               GENERAL INFORMATION

     The Company is a diversified, open-end management investment company which was incorporated under the laws of the State of Maryland on February ___, 1998. The Company's business and affairs are managed by its officers under the direction of its Board of Directors. The Company currently offers its shares in two series, each of which is being offered for sale in this prospectus. The Board of Directors is authorized under the Company's Articles of Incorporation to issue additional series of the Company's common stock (" the shares") without shareholder approval in order to create additional funds. In addition, the Board of Directors may, without shareholder approval, create and issue one or more classes of shares within each series.

     All shares of each Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of each Fund will share ratably in the dividends of such Fund, if any, as may be declared by the Board of Directors, and in the distribution of any net assets in liquidation of a Fund, after the payment of all debts and liabilities of the Fund.

     Each share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the Fund's shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular Fund, the shares of the affected Fund vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of the Board of Directors can elect all of the directors if they choose to do so, and, in



662389.4
                                       37
such event, the holders of the remaining shares will be unable to elect any directors.

     Except as may be required under the Investment Company Act, the Company will not hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors. However, pursuant to the Company's Bylaws, the holders of shares representing at least 10% of a Fund's total outstanding shares may request that the Fund hold a special meeting of shareholders. The Company will assist in the communication with other shareholders. In addition, the Investment Company Act requires a shareholder vote for all amendments to a Fund's fundamental investment objective and policies and investment restrictions and for any amendments to investment advisory contracts.

     The Company reserves the right to amend any of its non-fundamental policies, practices and procedures described in this Prospectus, including the SAI, without shareholder approval.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

     Star Bank, N.A. serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent. [The Fund pays the Administrator the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.?]


                        COUNSEL AND INDEPENDENT AUDITORS

     Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, have been selected as independent accountants for the Fund.



662389.4
                                       39

                                    APPENDIX


SECURITY RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.




662389.4
                                       -i-

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's

Bonds

AAA--Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated 'A' has a strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-B-CCC-CC-C--Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.




662389.4
                                      -ii-

BB--Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B--Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC--Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

Duff & Phelps Corporation

Long-Term Debt

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB--Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-Below investment grade but deemed likely to meet obligations when due. Present or prospective financial



662389.4
                                      -iii-
protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.



662389.4
                                      -iv-

                 QUESTAR FUNDS, INC.                     PROSPECTUS

                INVESTMENT ADVISER
Welliver Rothschild(TM) Investment Advisers, Inc.

ADMINISTRATOR, TRANSFER AGENT AND SHAREHOLDER
                 SERVICING AGENT
          American Data Services, Inc.

                    CUSTODIAN
                 Star Bank, N.A.

            INDEPENDENT ACCOUNTANTS
          McGladrey & Pullen, L.L.P.

                  LEGAL COUNSEL             WELLIVER ROTHSCHILD(TM) APOLLO FUND
                Battle Fowler LLP           WELLIVER ROTHSCHILD(TM) GEMINI FUND




Table of Contents                                  ge
Introduction....................................... 2
Transaction and Operating
 Expense Table..................................... 4
Investment Objective and
 Policies.......................................... 5
Welliver Rothschild Apollo Fund.................... 5
Welliver Rothschild Gemini Fund.................... 6
Management.........................................19
How to Purchase Shares.............................23
Reduction or Elimination of
 Sale Loads........................................26
How to Redeem Shares...............................28
Shareholder Services...............................30
Dividends and Distributions........................32
Valuation of Shares................................33
Distribution and Service Plan......................34
Tax Status.........................................36
Performance Comparisons............................37
General Information................................38 ________________, 1998
Custodian, Transfer Agent and
 Dividend Agent....................................39
Counsel and Independent Auditors...................39
Appendix - Security Rating........................-1-





662389.4

                               QUESTAR FUNDS, INC.
                       WELLIVER ROTHSCHILD(TM) APOLLO FUND
                       WELLIVER ROTHSCHILD(TM) GEMINI FUND



                       STATEMENT OF ADDITIONAL INFORMATION


                             ________________, 1998



                                Table of Contents


                                                                       Page

Investment Objective, Policies and Restrictions...........................2
Trustees and Executive Officers..........................................31
Investment Advisory and Other Services...................................32
Shareholder Servicing & Distribution Plan................................35
Portfolio Transactions and Allocation of Brokerage.......................38
Taxation.................................................................40
Ownership of Shares......................................................42
Purchase of Shares.......................................................42
Dividends and Distributions..............................................42
Net Asset Value .........................................................42
Performance Comparisons..................................................43
Redemption of Shares.....................................................49
Counsel and Independent Auditors.........................................50
Other Information........................................................50
Financial Statements.....................................................50


     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' Prospectus dated , 1998. A copy of the Prospectus may be obtained from the Funds at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone (516) 951-0500.





662389.4

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     Each Fund's investment objective and a summary of its investment policies are set forth in the Prospectus. Additional information regarding each Fund's investment policies and restrictions is set forth below.

Investment Policies

     The following paragraphs provide a more detailed description of the investment policies identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

     When-Issued Securities and Forward Commitment Agreements. Each Fund may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While each Fund will make commitments on a when-issued or forward commitment basis to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, each Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. Government securities, and other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for such securities, each Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

     There is a risk that the party with whom a Fund enters into a forward commitment agreement will not uphold its commitment, which could cause the Fund to miss a favorable price or yield opportunity or to suffer a loss. To minimize this risk, when-issued or forward commitment transactions are limited to 30% of a



662389.4
                                        2

Fund's net assets of which no more than 10% of a Fund's net assets may be committed to transactions in which the settlement date occurs more than 30 days after the trade date. Each Fund will establish a segregated account as described above to meet all payment obligations arising as a result of these types of transactions.

     Roll Transactions. Each Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, each Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls", "cash and carry" or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a Fund owns. Each Fund will sell that security to the broker-dealer and simultaneously enter into an agreement to buy it back at a future date. This type of transaction generates income for a Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. Each Fund will limit roll transactions to 30% of net assets.

     In engaging in roll transactions, a Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid debt securities in an amount sufficient to meet the purchase price, as described above.

     Repurchase Agreements. Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the affected Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreement transactions with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer,



662389.4
                                        3
collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing high-grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. The Board of Directors has established procedures, which will be periodically reviewed by the Board, pursuant to which the Adviser will monitor the creditworthiness of the dealers and banks with which each Fund enters into reverse repurchase agreement transactions.

     Foreign Securities. Under its current policy, which may be changed without shareholder approval, each Fund may invest up to the limit of its total assets specified in its prospectus in securities principally traded in markets outside the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located



662389.4
                                        4
in those foreign countries. Special tax considerations apply to foreign securities.

     The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. The Funds do not currently intend to invest in the securities of less developed and developing nations.

     In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Lower-rated Securities. Each Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"), to the extent described in the prospectus. The lower ratings of certain securities held by each Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit each Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, each Fund at times may be unable to establish the fair value of such securities.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis



662389.4
                                        5
at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc., Standard & Poor's or Duff & Phelps Corporation (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus for a description of security ratings.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect each Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether its retention will assist in meeting each Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At times, a substantial portion of each Fund's assets may be invested in securities as to which the Fund, by itself or together with other Funds and accounts managed by the Adviser, holds a substantial portion. Although the Adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or



662389.4
                                        6
in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing each Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase a Fund's operating expenses and adversely affect the Fund's net asset value. In addition, each Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

     Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     The prospectus describes so-called "zero-coupon" bonds and "payment-in-kind" bonds as possible investments for the Funds. Each Fund may invest without limit in such bonds unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

     To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.




662389.4
                                        7

     Investments in Miscellaneous Fixed-Income Securities. Unless otherwise specified in the prospectus or elsewhere in this SAI, if a Fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. Each Fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

     Private Placements. Each Fund may invest in securities that are purchased in private placements (primarily Rule 144A securities) and, accordingly, are subject to restrictions on resale as a matter of contract or under Federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

     Loan Participations. Each Fund may invest in "loan participations." By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

     The loans in which a Fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

     A Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower



662389.4
                                        8
before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser's analysis may include consideration of the borrower's financial strength and experience, and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which a Fund may invest are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on the Adviser's credit analysis, and that of the original lending institutions, of the borrower.

     Loan participations may be structured in different forms, including notations, assignments, and participating interests. In a novation, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. A Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. A Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

     A Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest, and other amounts received by it, the Adviser will also evaluate the creditworthiness of the lending institution.

     The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of



662389.4
                                        9
the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

     Corporate loans in which a Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

     Certain of the loan participations acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a Fund may also involve loans made in foreign currencies. A Fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

     Mortgage Related Securities. The Gemini Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

     Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure



662389.4
                                       10
of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Gemini Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Gemini Fund may not be able to realize the rate of return it expected.

     Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Gemini Fund.

     Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the Gemini Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Gemini Fund to experience a loss equal to any unamortized premium.




662389.4
                                       11

     CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

     Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Gemini Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Gemini Fund.

     Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Gemini Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Gemini Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Gemini Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.




662389.4
                                       12

     The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Gemini Fund's ability to buy or sell those securities at any particular time.

     Securities Loans. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities.

     Puts. To help assure appropriate liquidity, each Fund may acquire securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known a "put," may be sold, transferred or assigned only with the underlying security or securities.

     If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be each Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

     Writing Covered Options on Securities. Each Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Adviser such transactions are consistent with the Fund's investment objective and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options



662389.4
                                       13
give the purchaser the right to sell the underlying securities to the Fund at a stated price.

     Each Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, each Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, each Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls on the same underlying security.

     Each Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.




662389.4
                                       14

     Purchasing Call Options. Each Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

     Risk Factors in Options Transactions. The successful use of a Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.




662389.4
                                       15

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

     Over-the-counter ("OTC") options purchased by a Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.




662389.4
                                       16

     Futures Contracts and Related Options. Subject to applicable law, and unless otherwise specified in the prospectus, each Fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This



662389.4
                                       17
amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     Each Fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets.

     Options on Futures Contracts. Each Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write



662389.4
                                       18
call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     Each Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

     Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by a Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a position held by a Fund, the Fund may seek to close out such position. The ability to establish



662389.4
                                       19
and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate



662389.4
                                       20
closely with price movements in markets for particular securities.

     Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. Each Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. Each Fund may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract could be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     There are several risks in connection with the use by a Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by a Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the



662389.4
                                       21
market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of a Fund's portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a profitable position over a short time period.

     Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index



662389.4
                                       22
on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     Options on Indices. As an alternative to purchasing call and put options on index futures, each Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

     Index Warrants. Each Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

     Each Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.




662389.4
                                       23

     Foreign Currency Transactions. Unless otherwise specified in the prospectus or this SAI, a Fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, each Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

     Generally, a Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes a Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes a Fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures



662389.4
                                       24
contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

     Each Fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

     Each Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.



662389.4
                                       25

     A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that notations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.




662389.4
                                       26

     The decision as to whether and to what extent a Fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund will engage in foreign currency exchange transactions at any given time or from time to time.

     Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although each Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active



662389.4
                                       27
secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

     Each Fund will only purchase or write foreign currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     Settlement Procedures. Settlement procedures relating to a Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Restricted Securities. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as



662389.4
                                       28
described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the Trustees that, if the Trustees decide to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

     Illiquid Securities. As set forth in the Prospectus, each Fund may invest in Rule 144A securities and commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Restrictions

     In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, each Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to each Fund individually, without the vote of a majority of such Fund's outstanding shares. Non-fundamental investment restrictions of each Fund may be changed by the Board of Directors.

     As fundamental investment restrictions, each Fund will not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.




662389.4
                                       29

     2. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of each Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or such Fund would hold more than 10% of the outstanding voting securities of any one issuer.

     3. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 4 below and except to the extent that purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

     4. Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. Reverse repurchase agreements are treated as a borrowing for purposes of this restriction number 4. To secure any such borrowing, a Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

     5. Purchase or sell commodities or commodity futures contracts.

     6. Act as an underwriter of securities of other issuers, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     7. Engage in any short-selling operations.

     8. Lend money other than through the purchase of debt securities in accordance with its investment policies.

     9. Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.

     10. Acquire or retain more than 5% of the securities of any other investment company.

     Each Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

     The Fund will not:

     1. Acquire securities for the purpose of exercising control over management.




662389.4
                                       30

     2. Invest more than 15% of its net assets in illiquid securities.

     Unless otherwise indicated, percentage limitations included in the restrictions apply at the time a Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.


                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains information concerning the directors and officers of the Company and their principal occupations during the past five years. Trustees who are interested persons, as defined by the 1940 Act, are indicated by asterisk.


                                                  POSITIONS HELD WITH
      NAME AND ADDRESS               AGE              THE COMPANY

David B. Welliver                               Chairman of the Board
First National Bank Building                    of Directors, Chief
332 Minnesota Street - W-1072                   Executive Officer and
St. Paul, MN  55101                             Director
Michael Miola                                   President, Chief
The Hauppauge Corporate Center                  Financial Officer,
150 Motor Parkway                               Secretary and Director
Hauppauge, New York  11788

     Mr. Welliver has been President, Chief Executive Officer and chief portfolio manager of Welliver Rothschild Investment Advisers, Inc., a registered investment advisor, since he founded that company in 1992. From ______________ until 1992, he was an analyst at Standard Valuations, Inc., a performance management firm in St. Paul, Minnesota. From _______ until __________, he was a stockbroker at Dean Witter Reynolds Inc. in Minneapolis, Minnesota.

                          (Insert M. Miola's Biography)

     The members of the Audit Committee of the Board of Directors are ________________ and ________________. _____________________ acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.




662389.4
                                       31

     The Directors of the Company who are officers or employees of the Adviser, the Administrator or their affiliates receive no remuneration from the Company. Each disinterested Director receives a fee from the Company shared pro rata by each Fund for each regular quarterly and in-person special meeting of the Board of Directors attended. Members of the Board who are not affiliated with the Adviser or the Administrator receive $500 for each Board meeting attended. In addition, each Director who is not affiliated with the Adviser or the Administrator is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the estimated compensation expected to be received by each trustee from the Company during the fiscal year ended [__________________,] 1998.



                                              Aggregate Estimated
      Director                          Compensation from the Company

David B. Welliver                       $0
Michael Miola                           $0


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for each Fund is Welliver Rothschild Investment Advisers, Inc. (the "Adviser") and will act as such pursuant to a written agreement which will be annually re-approved by the trustees of the Company. The address of the Adviser is First National Bank Building, 332 Minnesota Street, W-1072, St. Paul, Minnesota 55101.

Control of the Adviser

     The Adviser is indirectly wholly-owned by David B. Welliver, who is engaged through his other companies in various aspects of the financial services industry. Mr. Welliver is also the Chairman of its Board of Directors and its Chief Executive Officer.

Investment Advisory Agreement

     The Adviser acts as the investment adviser of each Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the trustees who are not parties to the agreement, or interested persons of any such party).




662389.4
                                       32

     The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Company, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to its Investment Advisory Agreement, each Fund will pay the Adviser monthly an advisory fee equal on an annual basis to 0.75% of such Fund's average daily net assets. The Adviser may waive a portion of its fees from time to time.

     Under the Investment Advisory Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or trustees of the Company or a Fund.

     The same security may be suitable for one or more of the Funds or other private accounts managed by the Adviser. If and when one or more of the Funds or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each Fund or account. The simultaneous purchase or sale of the same securities by one or more of the Funds and other accounts may have a detrimental effect on the Funds, as this may affect the price paid or received by a Fund or the size of the position obtainable or able to be sold by a Fund.

Administrator

     The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda. The Administrator also provides turnkey software system solutions to several institutional mutual



662389.4
                                       33
fund groups and approximately $13 billion is processed through the Administrator's systems annually.

Pursuant to an Administrative Service Agreement with the Funds, the Administrator provides all administrative services necessary for each Fund, subject to the supervision of the Board of Directors. The Administrator will provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds' tax returns, and preparing reports to the Funds' shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and



662389.4
                                       34
records as required by the Investment Company Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Administrator's Fees

     For the services rendered to each Fund by the Administrator, each Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for any out-of-pocket expenses.

     In return for providing each Fund with all accounting related services, each Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

Custodian, Transfer Agent and Dividend Agent

     Star Bank, N.A. serves as custodian for each Fund's cash and securities. Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Administrator, also acts as each Fund's transfer and dividend agent.

Distribution Agreement

     Pursuant to a Distribution Agreement, ADS Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

     Each Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to



662389.4
                                       35
compensate parties with which it has written agreements and whose clients own shares of a Fund for providing servicing to their clients ("shareholder servicing"), which is subject to a maximum of 0.25% per annum of each Fund's average daily net assets. The Plan also provides that the Distributor is paid a fee equal to 0.25% of each Fund's average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to each Fund. Fees paid under the Plan may not be waived for individual shareholders.

     Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of each Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of each Fund; and provide such other related services as a Fund or a shareholder may request.

     The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes:
(i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of each Fund; to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (ii) to pay the costs of printing and distributing a Fund's prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of each Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan



662389.4
                                       36
with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which a Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.

     Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

     The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is each Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to a Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by a Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Directors. In addition, the Plan requires each Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by a Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.



662389.4
                                       37

Other Expenses

     Each Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Distributor and the Transfer Agent, are deducted from income of each Fund before dividends are paid. These expenses include, but are not limited to, organizational costs, fees and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying a Fund and its shares for distribution under federal and state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Each Fund's assets are invested by the Adviser in a manner consistent with such Fund's investment objective, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Fund.

     U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

     In placing orders for the purchase and sale of portfolio securities for each of the Funds, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Adviser will select broker-dealers including, the Distributor, to execute portfolio transactions on behalf of the Funds primarily on the basis of best price and execution.

     When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the



662389.4
                                       38
availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to each Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account.

     Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a



662389.4
                                       39

Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

     As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause any Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund.


                                    TAXATION

     Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

     Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary



662389.4
                                       40
income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from a Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from a Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by a Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by each Fund in October, November or December of the year with a record date in such a month and paid by each Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions paid by a Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by a Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when a Fund realizes net capital gains on sales of portfolio securities during the year. For each Fund, realized capital gains are not expected to be a significant or predictable part of investment return.

     A sale of a Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

     Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.




662389.4
                                       41

     The information above is only a summary of some of the tax considerations generally affecting each Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether a Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.


                               OWNERSHIP OF SHARES

     Each share has one vote in the election of Directors. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.

     On ____________, 1998, the Adviser invested $50,000 in shares of each Fund at $10.00 per share, as seed capital. The Adviser will control each Fund until public shareholders come into the Fund.


                               PURCHASE OF SHARES

     Shares of each Fund may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by each Fund's Distributor in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Class A shares are sold subject to an initial sales load of up to 4.50%. The Fund's minimum initial investment for each Fund is $1,000 and the minimum subsequent is $100.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is declared as dividends and paid monthly. Substantially all the realized net capital gains for a Fund, if any, are declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

     Dividends of each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

     The net investment income of a Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.




662389.4
                                       42

                                 NET ASSET VALUE

     The method for determining the net asset value of each Fund is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PERFORMANCE COMPARISONS

     Each Fund's yield may be quoted in advertising and sales literature. Yield will vary, and past performance should not be considered an indication of future results.


     Each Fund's yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD =          2[(a-b + 1)6 - 1]
                                              cd

Where:     a                 =       dividends and interest earned during the
                                     period.

           b                 =       expenses accrued for the period (net of
                                     reimbursements).

           c                 =       the average daily number of shares
                                     outstanding during the period that
                                     were entitled to dividends.

           d                 =       the maximum offering price per share on
                                     the last day of the period.

Actual future yields will depend on the type, quality, and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a thirty-day period for each



662389.4
                                       43

Fund (the base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/30, with the resulting yield figure carried to at least the nearest hundredth of 1%.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

     Effective Yield = [(Base-Period Return + 1)365/7[30]]-1

     Total return quoted in advertising and sales literature reflects all aspects of each Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in such Fund's net asset value during the period.

     Each Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV

Where:

          P        =          a hypothetical initial investment of $1000

          T        =          average annual total return

          n        =          number of years

          ERV      =          ending redeemable value of a hypothetical
                              $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

Because the Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

     Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative



662389.4
                                       44
total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that each Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     Each Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, corporate bond yields, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. Each Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc. distributes mutual Fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual Funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual Fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a Fund's historical risk/reward ratio relative to other Funds in its broad investment class as



662389.4
                                       45
     determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the Fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the Fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Weisenberger's Management Results publishes mutual Fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual Funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate a Fund's performance. Each Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

     Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of a Fund's performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because each Fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

     The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

     The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance.




662389.4
                                       46

     CS First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

     The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities. The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

     The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

     The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

     The Lehman Brothers Long Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

     The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

     The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.



662389.4
                                       47

     The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

     The Morgan Stanley Capital International World Index is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

     The Morgan Stanley Capital International EAFE Index is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

     The Morgan Stanley Capital International Europe Index is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

     The Morgan Stanley Capital International Pacific Index is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

     The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

     The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market.

     The Salomon Brothers Long Term High-Grade Corporate Bond Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

     The Salomon Brothers Long-Term Treasury Index is an index of U.S. government securities with maturities greater than 10 years.

     The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium, Canada, Denmark,



662389.4
                                       48

     France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

     The Salomon Brothers World Government Bond Index (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

     Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

     Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

     Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.


                              REDEMPTION OF SHARES

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by each Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to the Transfer Agent at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $2,500 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address



662389.4
                                       49
of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

     Share purchases and redemptions are governed by Maryland law.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017 have been selected as independent accountants for each Fund.


                                OTHER INFORMATION

     The Adviser has been continuously registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940 since March 25, 1992. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Funds or the Adviser by the SEC.

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.






662389.4
                                       50

                              FINANCIAL STATEMENTS


                             [Audited balance sheet]



662389.4
                                       51

                                     PART C

Item 24. Financial Statements and Exhibits.

     (a) The financial statements called for by this Item are incorporated by reference to Item 23 of Part B.

     (b)  Exhibits:

          * (1)    Articles of Incorporation;

          * (2)    Bylaws of the Company;

            (3)    Not Applicable.

            (4)    Not Applicable.

          **(5)    Investment Advisory Agreement.

          **(6)    Distribution Agreement.

            (7)    Not Applicable.

          **(8)    Custody Agreement.

          **(9.1)  Administrative Service Agreement.

          **(9.2)  Transfer Agency Agreement.

            (10)   Opinion of Battle Fowler LLP as to the
                   legality of the securities being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus.

            (11)   Consent of McGladrey & Pullen, L.L.P.,
                   independent accountants.

            (12)   Not Applicable.

          **(13)   Subscription Letter.

            (14)   Not Applicable.

          **(15)   Distribution and Service Plan.

---------------------

*    Filed herewith.

**   To be filed by amendment.



662389.4
                                       C-1

          **(16)   Schedule of competition of performance
                   quotations for each Fund.

          **(17)   Financial Data Schedule.

            (18)   Not Applicable.

Item 25. Persons Controlled by or Under Common Control With Registrant.

         Not applicable

Item 26. Number of Holders of Securities.

     As of the date of this Registration Statement, no shares have been issued by the Company.

Item 27. Indemnification.

          (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

               "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts

-----------------------

**   To be filed by amendment.



662389.4
                                       C-2
          implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

               (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

          [(b) In Section [ ] of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls ADS Distributors, Inc. within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.]

Item 28. Business and Other Connections of Investment Adviser.

     Rothschild Investment Advisers, Inc. serves as investment adviser to the Company. Set forth below are the names of the directors and officers of the
Adviser:

     David B. Welliver              President and CEO, CFO and
                                    Director







662389.4
                                       C-3

Item 29. Principal Underwriter.

     (a) The principal underwriter of the Company's shares does not currently act as a principal underwriter, depositor or investment adviser for any other investment company.

     (b) The following table contains information with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21:

          (1)                    (2)                           (3)
Name and Principal       Positions and Offices         Positions and Offices
 Business Address*         With Underwriter               With Registrant
------------------       ---------------------         ---------------------

Michael Miola            Treasurer, Director           President, CFO and
                         Chairman                      Director

Michael Rogan            President, Director                 None

Alan Rosenberg           Vice-President,                     None
                         Secretary, Director

*670 2nd Street North
Safety Harbor, FL 34695


Item 30. Location of Accounts and Records.

     The accounts and records of the Company are located, in whole or in part, at the office of the Company and the Administrator: American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788


Item 31. Management Services.

         Not Applicable


Item 32. Undertakings.

     The Company hereby undertakes:

     (a) to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Company proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;




662389.4
                                       C-4

     (b) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Company's 1933 Act registration statement.

     (c) pursuant to Section 16(c) of the Investment Company Act of 1940, as amended, to call a shareholder meeting for the purpose of voting upon the question of removal of one or more directors (and to assist shareholders in communications with each other) if and when requested in writing to do so by the recordholders of not less than 10% of the Company's outstanding shares.



662389.4
                                       C-5

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and State of New York, on the 12th day of February, 1998.


                                        QUESTAR FUNDS, INC.


                                        By:  ________________________________
                                             Michael Miola, President



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



---------------------                                            -----------
David B. Welliver            Director, Chairman of the             (Date)
                             Board and Chief Executive
                             Officer


---------------------                                            -----------
Michael Miola                Director, President, Chief            (Date)
                             Financial Officer and
                             Secretary



     The above persons signing as Director are all of the members of the Company's Board of Directors.







662389.4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and State of New York, on the 12th day of February, 1998.


                                        QUESTAR FUNDS, INC.


                                        By:  /s/ Michael Miola
                                             -------------------------------
                                             Michael Miola, President



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



s/ David B. Welliver                                              2/12/98
---------------------                                            -----------
David B. Welliver            Director, Chairman of the             (Date)
                             Board and Chief Executive
                             Officer


/s/ Michael Miola                                                 2/12/98
---------------------                                            -----------
Michael Miola                Director, President, Chief            (Date)
                             Financial Officer and
                             Secretary



     The above persons signing as Director are all of the members of the Company's Board of Directors.




662389.4